UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2026

Jefferies Credit Partners BDC Inc.

(Exact name of Registrant as specified in its charter)

Maryland	814-01684	92-1852483
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 12th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 284-3474

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

As of March 2, 2026, Jefferies Credit Partners BDC Inc., a Maryland corporation (the “Company”), sold unregistered shares of its Class I common stock, par value $0.001 per share (the “Class I Shares”) and unregistered shares of its Class S common stock, par value $0.001 per share (the “Class S Shares,” and together with Class I Shares, “Shares”), based on the Company’s net asset value (“NAV”) per Share as of February 28, 2026, to certain third-party investors, with the final number of Shares being determined on March 20, 2026. The offer and sale of the Shares was exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act, Regulation D thereunder, and/or Regulation S thereunder. The following table details the amount of Shares sold and consideration therefor:

Date of Unregistered Sale	Amount of Shares	NAV per Share	Consideration
As of March 2, 2026 (number of Class I Shares finalized on March 20, 2026)	734,811.134	$14.43701	$10,608,475.60
As of March 2, 2026 (number of Class S Shares finalized on March 20, 2026)	6,095.445	$14.43701	$88,000.00

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2026, the board of directors of the Company appointed Mr. Ryan Schindele to the position of Chief Financial Officer of the Company, effective March 19, 2026. Mr. Schindele had served as Interim Chief Financial Officer of the Company since September 30, 2025.

Biographical information regarding Mr. Schindele is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission, and such information is incorporated by reference herein. Mr. Schindele was not appointed pursuant to any arrangement or understanding with any other person, has no family relationships with any director or executive officer of the Company, and there are no transactions involving Mr. Schindele that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES CREDIT PARTNERS BDC INC.

Date: March 25, 2026	By:	/s/ Ryan Schindele
	Name:	Ryan Schindele
	Title:	Chief Financial Officer